UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

QXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2025, QXO, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified the Nasdaq Stock Market, LLC (“Nasdaq”) of its intention to voluntarily withdraw the principal listing of the Company’s common stock, par value $0.00001 per share (the “common stock”), from Nasdaq and transfer the listing to the New York Stock Exchange (the “NYSE”). The Company expects that listing and trading of the common stock on Nasdaq will end at market close on January 16, 2025, and that trading will begin on the NYSE at market open on January 17, 2025.

The common stock has been approved for listing on the NYSE, where it will continue to trade under the stock symbol “QXO.”

Item 7.01	Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of the common stock to the NYSE.

The information contained in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets and goals are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock;
•	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan, including potentially one or more additional private placements of common stock, and the effects that raising such capital may have on the Company and its business, including the risk of substantial dilution or that the Company’s common stock may experience a substantial decline in trading price;
•	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;
•	the possibility that an active, liquid trading market for the Company’s common stock may not be sustained;
•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;
•	uncertainties regarding the Company’s focus, strategic plans and other management actions;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;
•	the possibility that the concentration of ownership by Mr. Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;
•	the risk that Mr. Jacobs’ past performance may not be representative of future results;
•	the risk that the Company is unable to attract and retain world-class talent;
•	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;
•	risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;
•	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;
•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;
•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;
•	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•	other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q.

The company cautions that forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. The Company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2025

QXO, INC.

By:	/s/ Christopher Signorello
Name: Christopher Signorello
Title: Chief Legal Officer